       AS FILED WITH THE SECURITIES EXCHANGE COMMISSION ON APRIL 14, 2000

                                                      REGISTRATION NO. 333-32616
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                               MERIX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
                           --------------------------

             OREGON                            3672                     93-1135197
  (State or Other Jurisdiction     (Primary Standard Industrial      (I.R.S. Employer
of Incorporation or Organization)    Classification Code No.)      Identification No.)

                               MERIX CORPORATION
                                1521 POPLAR LANE
                           FOREST GROVE, OREGON 97116
                                 (503) 359-9300
   (Address and telephone number of registrant's principal executive office)
                           --------------------------

                                 JANIE S. BROWN
                               MERIX CORPORATION
                                1521 POPLAR LANE
                           FOREST GROVE, OREGON 97116
                                 (503) 359-9300
           (Name, address and telephone number of agent for service)
                           --------------------------

                                   Copies to:

            PATRICK J. SIMPSON, ESQ.                         CHRISTOPHER L. KAUFMAN, ESQ.
              ERICH J. LITCH, ESQ.                              WILLIAM DAVISSON, ESQ.
                PERKINS COIE LLP                                   LATHAM & WATKINS
        1211 SW FIFTH AVENUE, 15TH FLOOR                        135 COMMONWEALTH DRIVE
             PORTLAND, OREGON 97204                          MENLO PARK, CALIFORNIA 94025
                 (503) 727-2000                                     (650) 328-4600

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    The purpose of this Amendment No. 3 is solely to file certain exhibits to the Registration Statement as set forth below as in Item 16(a) of Part II.

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 16. EXHIBITS

    (a) The following exhibits are filed with, or incorporated by reference into, this Registration Statement on Form S-3:


       EXHIBIT          DESCRIPTION
---------------------   -----------
    1.1                 Form of Underwriting Agreement

    3.1 Articles of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.1 to the Company's
                        Form 10-K for the fiscal year ended May 31, 1996.

    3.2                 Bylaws of the Company, as amended, incorporated by reference to Exhibit 3.2 to the Company's Form 10-K for the fiscal
                        year ended May 31, 1997.

    4.1 Shareholder Rights Agreement dated March 25, 1997, incorporated by reference to Exhibit 4.1 to the Company's
                        Current Report on Form 8-K filed on April 10, 1997.

    5.1                 Opinion of Perkins Coie LLP

   10.1                 Asset Transfer Agreement between Tektronix and the Company
                        (including Note and Trust Deed and Assignment of Rents and
                        Leases), incorporated by reference to Exhibit 10.1 to the
                        Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.2                 Amendment No. 1 to Promissory Note dated June 1, 1994 from the Company to Tektronix, Inc., incorporated by reference to
                        Exhibit 10.33 to the Company's Form 10-Q for the quarterly period ended February 27, 1999.

   10.3                 Registration Rights Agreement between the Company and
                        Tektronix, incorporated by reference to Exhibit 10.2 to the
                        Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.4                 Waste Management Agreement between the Company and
                        Tektronix, incorporated by reference to Exhibit 10.3 to the
                        Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.5 Services Agreement between the Company and Tektronix, incorporated by reference to Exhibit 10.4 to the Company's
                        Form 10-K for the fiscal year ended May 28, 1994.

   10.6*                Stock Incentive Plan of the Company, as amended,
                        incorporated by reference to Appendix A of the Company's
                        Proxy Statement for the 1995 Annual Meeting of Shareholders.

   10.7*                Indemnity Agreement between the Company and Deborah A.
                        Coleman as of April 4, 1994, incorporated by reference to
                        Exhibit 10.6 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.8*                Indemnity Agreement between the Company and Carl W. Neun as of April 4, 1994, incorporated by reference to
                        Exhibit 10.10 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.9*                Indemnity Agreement between the Company and Carlene M. Ellis as of May 24, 1994, incorporated by reference to
                        Exhibit 10.11 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.10*               Indemnity Agreement between the Company and Dr. Koichi
                        Nishimura as of May 24, 1994, incorporated by reference to
                        Exhibit 10.13 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

       EXHIBIT          DESCRIPTION
---------------------   -----------
   10.11*               Indemnity Agreement between the Company and Terri L.
                        Timberman as of May 25, 1994, incorporated by reference to
                        Exhibit 10.14 to the Company's Form 10-K for the fiscal year ended May 27, 1995.

   10.12* Indemnity Agreement between the Company and Janie S. Brown as of August 11, 1998, incorporated by reference to
                        Exhibit 10.31 to the Company's Form 10-Q for the quarterly period ended August 29, 1998.

   10.13*               Amended Executive Severance Agreement between the Company
                        and Deborah A. Coleman, incorporated by reference to
                        Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended May 31, 1997.

   10.14*               Amended Executive Severance Agreement between the Company
                        and Terri L. Timberman, incorporated by reference to
                        Exhibit 10.17 to the Company's Form 10-K for the fiscal year ended May 31, 1997.

   10.15*               Executive Severance Agreement between the Company and
                        Janie S. Brown, incorporated by reference to Exhibit 10.32 to the Company's Form 10-Q for the quarterly period ended
                        November 28,1998.

   10.16*               Executive Severance Agreement between the Company and
                        Mark R. Hollinger, incorporated by reference to
                        Exhibit 10.33 to the Company's Form 10-Q for the quarterly period ended August 30, 1997.

   10.17*               Indemnity Agreement between the Company and Mark R.
                        Hollinger as of September 2, 1997, incorporated by reference to Exhibit 10.32 to the Company's Form 10-Q for the quarterly period ended August 30, 1997.

   10.18*               Indemnity Agreement between the Company and William C.
                        McCormick as of October 21, 1997, incorporated by reference to Exhibit 10.35 to the Company's Form 10-Q for the
                        quarterly period ended November 29, 1997.

   10.19*               Indemnity Agreement between the Company and Robert C.
                        Strandberg as of June 30, 1998, incorporated by reference to Exhibit 10.30 to the Company's Form 10-K for the fiscal year ended May 30, 1998.

   10.20 Note Purchase Agreement dated September 10, 1996, incorporated by reference to Exhibit 10.1 to the Company's
                        Form 10-Q for the quarterly period ended August 31, 1996.

   10.21                Amendment to Note Purchase Agreement dated May 28, 1997,
                        incorporated by reference to Exhibit 10.26 to the Company's
                        Form 10-K for the fiscal year ended May 31, 1997.

   10.22                Second Amendment to Note Purchase Agreement dated
                        August 29, 1997, incorporated by reference to Exhibit 10.29 to the Company's Form 10-Q for the quarterly period ended
                        August 30, 1997.

   10.23                Third Amendment to Note Purchase Agreement dated
                        November 28, 1997, incorporated by reference to
                        Exhibit 10.34 to the Company's Form 10-Q for the quarterly period ended November 29, 1997.

   10.24                Fourth Amendment to Note Purchase Agreement dated May 28,
                        1999, incorporated by reference to Exhibit 10.24 to the
                        Company's Form 10-K for the fiscal year ended May 29, 1999.

   10.25*+              Executive Severance Agreement between the Company and
                        Anaya K. Vardya, dated as of January 18, 2000

   10.26*+              Indemnity Agreement between the Company and Anaya K. Vardya as of December 20, 1999

       EXHIBIT          DESCRIPTION
---------------------   -----------
   10.27                Amendment to Registration Rights Agreement between the
                        Company and Tektronix, Inc.

   23.1+                Consent of Deloitte & Touche LLP, independent auditors

   23.2                 Consent of Perkins Coie LLP (included in Exhibit 5.1)

   24.1+                Power of Attorney (see page II-6)


------------------------


* This Exhibit constitutes a management contract or compensatory plan or arrangement.



+   Previously filed

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Portland, Oregon, on the 14th day of April, 2000.


                                                       MERIX CORPORATION

                                                       By:  /s/ MARK R. HOLLINGER
                                                            -----------------------------------------
                                                            MARK R. HOLLINGER
                                                            CHIEF EXECUTIVE OFFICER AND PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



/s/ MARK R. HOLLINGER                          CHIEF EXECUTIVE OFFICER,
------------------------------------           PRESIDENT AND DIRECTOR                  April 14, 2000
MARK R. HOLLINGER                              (PRINCIPAL EXECUTIVE OFFICER)

                                               VICE PRESIDENT AND CHIEF
                 *                             FINANCIAL OFFICER
------------------------------------           (PRINCIPAL FINANCIAL AND ACCOUNTING     April 14, 2000
JANIE S. BROWN                                 OFFICER)

                 *
------------------------------------           CHAIR OF THE BOARD OF DIRECTORS         April 14, 2000
DEBORAH A. COLEMAN

                 *
------------------------------------           DIRECTOR                                April 14, 2000
CARLENE M. ELLIS

                 *
------------------------------------           DIRECTOR                                April 14, 2000
WILLIAM C. MCCORMICK

                 *
------------------------------------           DIRECTOR                                April 14, 2000
CARL W. NEUN

                 *
------------------------------------           DIRECTOR                                April 14, 2000
DR. KOICHI NISHIMURA

                 *
------------------------------------           DIRECTOR                                April 14, 2000
ROBERT C. STRANDBERG



* The undersigned, by signing his name hereto, does sign and execute this Amendment No. 3 to Registration Statement pursuant to the Power of Attorney executed by the above named officers and directors and filed with the Securities and Exchange Commission on behalf of such officers and directors.


*By:                  /s/ MARK R. HOLLINGER
             --------------------------------------
                        Mark R. Hollinger
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


       EXHIBIT          DESCRIPTION
---------------------   -----------
    1.1                 Form of Underwriting Agreement

    3.1 Articles of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.1 to the Company's
                        Form 10-K for the fiscal year ended May 31, 1996.

    3.2                 Bylaws of the Company, as amended, incorporated by reference to Exhibit 3.2 to the Company's Form 10-K for the fiscal
                        year ended May 31, 1997.

    4.1 Shareholder Rights Agreement dated March 25, 1997, incorporated by reference to Exhibit 4.1 to the Company's
                        Current Report on Form 8-K filed on April 10, 1997.

    5.1                 Opinion of Perkins Coie LLP

   10.1                 Asset Transfer Agreement between Tektronix and the Company
                        (including Note and Trust Deed and Assignment of Rents and
                        Leases), incorporated by reference to Exhibit 10.1 to the
                        Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.2                 Amendment No. 1 to Promissory Note dated June 1, 1994 from the Company to Tektronix, Inc., incorporated by reference to
                        Exhibit 10.33 to the Company's Form 10-Q for the quarterly period ended February 27, 1999.

   10.3                 Registration Rights Agreement between the Company and
                        Tektronix, incorporated by reference to Exhibit 10.2 to the
                        Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.4                 Waste Management Agreement between the Company and
                        Tektronix, incorporated by reference to Exhibit 10.3 to the
                        Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.5 Services Agreement between the Company and Tektronix, incorporated by reference to Exhibit 10.4 to the Company's
                        Form 10-K for the fiscal year ended May 28, 1994.

   10.6*                Stock Incentive Plan of the Company, as amended,
                        incorporated by reference to Appendix A of the Company's
                        Proxy Statement for the 1995 Annual Meeting of Shareholders.

   10.7*                Indemnity Agreement between the Company and Deborah A.
                        Coleman as of April 4, 1994, incorporated by reference to
                        Exhibit 10.6 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.8*                Indemnity Agreement between the Company and Carl W. Neun as of April 4, 1994, incorporated by reference to
                        Exhibit 10.10 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.9*                Indemnity Agreement between the Company and Carlene M. Ellis as of May 24, 1994, incorporated by reference to
                        Exhibit 10.11 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.10*               Indemnity Agreement between the Company and Dr. Koichi
                        Nishimura as of May 24, 1994, incorporated by reference to
                        Exhibit 10.13 to the Company's Form 10-K for the fiscal year ended May 28, 1994.

   10.11*               Indemnity Agreement between the Company and Terri L.
                        Timberman as of May 25, 1994, incorporated by reference to
                        Exhibit 10.14 to the Company's Form 10-K for the fiscal year ended May 27, 1995.

   10.12* Indemnity Agreement between the Company and Janie S. Brown as of August 11, 1998, incorporated by reference to
                        Exhibit 10.31 to the Company's Form 10-Q for the quarterly period ended August 29, 1998.

       EXHIBIT          DESCRIPTION
---------------------   -----------
   10.13*               Amended Executive Severance Agreement between the Company
                        and Deborah A. Coleman, incorporated by reference to
                        Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended May 31, 1997.

   10.14*               Amended Executive Severance Agreement between the Company
                        and Terri L. Timberman, incorporated by reference to
                        Exhibit 10.17 to the Company's Form 10-K for the fiscal year ended May 31, 1997.

   10.15*               Executive Severance Agreement between the Company and
                        Janie S. Brown, incorporated by reference to Exhibit 10.32 to the Company's Form 10-Q for the quarterly period ended
                        November 28,1998.

   10.16*               Executive Severance Agreement between the Company and
                        Mark R. Hollinger, incorporated by reference to
                        Exhibit 10.33 to the Company's Form 10-Q for the quarterly period ended August 30, 1997.

   10.17*               Indemnity Agreement between the Company and Mark R.
                        Hollinger as of September 2, 1997, incorporated by reference to Exhibit 10.32 to the Company's Form 10-Q for the quarterly period ended August 30, 1997.

   10.18*               Indemnity Agreement between the Company and William C.
                        McCormick as of October 21, 1997, incorporated by reference to Exhibit 10.35 to the Company's Form 10-Q for the
                        quarterly period ended November 29, 1997.

   10.19*               Indemnity Agreement between the Company and Robert C.
                        Strandberg as of June 30, 1998, incorporated by reference to Exhibit 10.30 to the Company's Form 10-K for the fiscal year ended May 30, 1998.

   10.20 Note Purchase Agreement dated September 10, 1996, incorporated by reference to Exhibit 10.1 to the Company's
                        Form 10-Q for the quarterly period ended August 31, 1996.

   10.21                Amendment to Note Purchase Agreement dated May 28, 1997,
                        incorporated by reference to Exhibit 10.26 to the Company's
                        Form 10-K for the fiscal year ended May 31, 1997.

   10.22                Second Amendment to Note Purchase Agreement dated
                        August 29, 1997, incorporated by reference to Exhibit 10.29 to the Company's Form 10-Q for the quarterly period ended
                        August 30, 1997.

   10.23                Third Amendment to Note Purchase Agreement dated
                        November 28, 1997, incorporated by reference to
                        Exhibit 10.34 to the Company's Form 10-Q for the quarterly period ended November 29, 1997.

   10.24                Fourth Amendment to Note Purchase Agreement dated May 28,
                        1999, incorporated by reference to Exhibit 10.24 to the
                        Company's Form 10-K for the fiscal year ended May 29, 1999.

   10.25*+              Executive Severance Agreement between the Company and
                        Anaya K. Vardya, dated as of January 18, 2000

   10.26*+              Indemnity Agreement between the Company and Anaya K. Vardya as of December 20, 1999

   10.27                Amendment to Registration Rights Agreement between the
                        Company and Tektronix, Inc.

   23.1+                Consent of Deloitte & Touche LLP, independent auditors

   23.2                 Consent of Perkins Coie LLP (included in Exhibit 5.1)

   24.1+                Power of Attorney (see page II-6)


------------------------


* This Exhibit constitutes a management contract or compensatory plan or arrangement.


+   Previously filed